UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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LANDCADIA HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

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LANDCADIA HOLDINGS, INC.
1510 West Loop South
Houston, Texas 77027
NOTICE OF SPECIAL MEETING IN LIEU OF 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2018
TO THE STOCKHOLDERS OF LANDCADIA HOLDINGS, INC.:
You are cordially invited to attend a special meeting in lieu of the 2018 annual meeting (the “special meeting”) of stockholders of Landcadia Holdings, Inc. (“Company,” “we,” “us” or “our”) to be held at 10:00 a.m., local time, on Wednesday, May 30, 2018 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193, to consider and vote upon the following proposals:
1.
to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (our “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 1, 2018 to December 14, 2018 (the “Extended Date”);

2.
to amend (the “Trust Amendment”) the Investment Management Trust Agreement (the “trust agreement”), made effective as of May 25, 2016, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account (the “trust account”) established in connection with the Company’s initial public offering (the “IPO”) if the Company has not completed a business combination from June 1, 2018 to December 14, 2018;

3.
to elect Mark Kelly and G. Michael Stevens to serve as the Class I directors on the Company’s Board of Directors (our “Board”) until the 2021 annual meeting of stockholders or until his successor is elected and qualified;

4.
to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2018; and

5.
to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposals 1 and 2.

Each of the proposals is more fully described in the accompanying proxy statement.
The purpose of the Extension Amendment is to allow the Company more time to complete its previously announced proposed business combination with Waitr Incorporated (“Waitr”) pursuant to the Agreement and Plan of Merger, dated as of May 16, 2018, as amended from time to time (the “merger agreement”), by and among the Company, Landcadia Merger Sub, Inc., the Company’s direct wholly-owned subsidiary (“Merger Sub”), and Waitr. The Company’s IPO prospectus and charter provided that the Company had until June 1, 2018 to complete a business combination. Our Board currently believes that there is not sufficient time before June 1, 2018 to complete the proposed business combination. Accordingly, our Board believes that in order to be able to complete the proposed business combination, we need to obtain the Extension. Our Board believes that the business combination opportunity with Waitr is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.
Public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how such public stockholders vote on the Extension Amendment and Trust Amendment. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.
The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.11 at the time of the special meeting. The closing price of the Company’s common stock on May 16, 2018 was $10.10. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which Continental must liquidate the trust account if the Company has not completed a business combination from June 1, 2018 to December 14, 2018.

If the Extension Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by June 1, 2018, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination by June 1, 2018.
The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve the Extension Amendment and the Trust Amendment.
Pursuant to our charter, until the consummation of the Company’s initial business combination, only holders of the Company’s Class F common stock (the “founder shares”) can elect or remove directors. Therefore, only holders of founder shares will vote on the election of directors at the special meeting. The election of directors is decided by a plurality of the votes of the founder shares present in person or represented by proxy at the special meeting and entitled to vote on the election of directors. Ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.
Our Board has fixed the close of business on May 10, 2018 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.
You are not being asked to vote on the proposed business combination with Waitr at this time. If you are a public stockholder, you will have the right to vote on the proposed business combination with Waitr (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval.
After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of proposals 1, 2, 3, 4 and 5.
Enclosed is the proxy statement containing detailed information concerning the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.
I look forward to seeing you at the meeting.
May 17, 2018	By Order of the Board of Directors,
/s/ Tilman J. Fertitta Tilman J. Fertitta Chief Executive Officer and Co-Chairman
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on May 30, 2018: This notice of meeting, the accompanying proxy statement and the Company’s 2017 Annual Report are available at http://www.cstproxy.com/landcadiaholdings/sm2018.

LANDCADIA HOLDINGS, INC.
1510 West Loop South
Houston, Texas 77027
SPECIAL MEETING IN LIEU OF 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2018
PROXY STATEMENT
A special meeting in lieu of the 2018 annual meeting (the “special meeting”) of stockholders of Landcadia Holdings, Inc. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 10:00 a.m., local time, on Wednesday, May 30, 2018 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193, to consider and vote upon the following proposals:
1.
to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (our “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 1, 2018 to December 14, 2018 (the “Extended Date”);

2.
to amend (the “Trust Amendment”) the Investment Management Trust Agreement (the “trust agreement”), made effective as of May 25, 2016, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account (the “trust account”) established in connection with the Company’s initial public offering (the “IPO”) if the Company has not completed a business combination from June 1, 2018 to December 14, 2018;

3.
to elect Mark Kelly and G. Michael Stevens to serve as the Class I directors on the Company’s Board of Directors (our “Board”) until the 2021 annual meeting of stockholders or until his successor is elected and qualified;

4.
to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2018; and

5.
to approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposals 1 and 2.

This proxy statement is dated May 17, 2018 and is first being mailed to stockholders on or about that date.
The Extension Amendment and the Trust Amendment proposals are essential to the overall implementation of our Board’s plan to extend the date that the Company has to complete a business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its previously announced proposed business combination with Waitr Incorporated (“Waitr”) pursuant to the Agreement and Plan of Merger, dated as of May 16, 2018, as amended from time to time (the “merger agreement”), by and among the Company, Landcadia Merger Sub, Inc., the Company’s direct wholly-owned subsidiary (“Merger Sub”), and Waitr. The Company’s IPO prospectus and charter provided that the Company had until June 1, 2018 to complete a business combination. Our Board currently believes that there is not sufficient time before June 1, 2018 to complete the proposed business combination. Accordingly, our Board believes that in order to be able to complete the proposed busines combination, we need to obtain the Extension. Our Board believes that the business combination opportunity with Waitr is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.
Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.
Public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how such public stockholders vote on the Extension Amendment and Trust Amendment. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders for approval, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account may be only a fraction of the approximately $252,845,063 that was in the trust account as of March 31, 2018. In such event, the Company may need to obtain additional funds to complete the proposed business combination with Waitr, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by June 1, 2018, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Company’s co-sponsors are Fertitta Entertainment, Inc. (the “FEI Sponsor”) and Leucadia National Corporation (the “Leucadia Sponsor” and, together with FEI Sponsor, the “sponsors”). Tilman J. Fertitta, the Company’s Co-Chairman and Chief Executive Officer, is the sole stockholder, Chairman and Chief Executive Officer of FEI Sponsor, and Richard Handler, the Company’s Co-Chairman and President, is the Chief Executive Officer of Leucadia Sponsor and its largest operating subsidiary, Jefferies Group LLC, a global securities and investment banking firm. The sponsors prior to the IPO have waived their rights to participate in any liquidation distribution with respect to their shares of Class F common stock acquired prior to the IPO (“founder shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by June 1, 2018.
If the Company liquidates, the sponsors have agreed that they will be jointly and severally liable to us if and to the extent any claims by any third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into an acquisition agreement, reduce the amount of funds in the Trust Account, except if such third party or prospective target business has executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsors will not be responsible to the extent of any liability for such third party claims. There is no assurance that our sponsors will be able to satisfy their obligations. The per share liquidation price for the public shares is anticipated to be approximately $10.11 (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.11, plus interest, due to unforeseen claims of potential creditors.
Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
If the Extension Amendment and the Trust Amendment proposals are approved, the approval of the Trust Amendment will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

At the time the Extension Amendment and Trust Amendment become effective, the Company will also amend the trust agreement to extend the date on which to liquidate the trust account to the Extended Date.
The record date for the special meeting is May 10, 2018. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 31,250,000 outstanding shares of the Company’s common stock including 25,000,000 outstanding public shares. The Company’s warrants do not have voting rights in connection with the proposals.
This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

i

ii

FORWARD-LOOKING STATEMENTS
The statements contained in this proxy statement that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:
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our ability to complete the proposed business combination with Waitr;

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the anticipated benefits of the proposed business combination with Waitr;

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our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving the proposed business combination with Waitr, as a result of which they would then receive expense reimbursements or other benefits;

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our potential ability to obtain additional financing, if needed, to complete the proposed business combination with Waitr;

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our public securities’ potential liquidity and trading;

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the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

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our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.
The Company is a blank check company formed in 2008 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In June 2016, the Company consummated its IPO from which it derived gross proceeds of  $250,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, June 1, 2018). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete its previously announced proposed business combination with Waitr and is submitting these proposals to the stockholders to vote upon.
What is being voted on?
You are being asked to vote on the following proposals:
1.
to amend our charter to extend the date by which the Company has to consummate a business combination from June 1, 2018 to December 14, 2018;

2.
to amend the trust agreement to extend the date on which Continental must liquidate the trust account established in connection with the IPO if the Company has not completed a business combination from June 1, 2018 to December 14, 2018;

3.
to elect Mark Kelly and G. Michael Stevens to serve as the Class I directors until the 2021 annual meeting of stockholders or until his successor is elected and qualified;

4.
to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2018; and

5.
to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment and/or Trust Amendment (the “Adjournment Proposal”).

The Extension Amendment and the Trust Amendment proposals are essential to the overall implementation of our Board’s plan to extend the date that the Company has to complete a business combination. Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension.
If the Extension is implemented, the stockholder’s approval of the Trust Amendment proposal will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.
We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

If the Extension Amendment and Trust Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment and Trust Amendment proposals are approved and the amount remaining in the trust account may be only a fraction of the approximately $252,845,063 that was in the trust account as of March 31, 2018. In such event, the Company may need to obtain additional funds to complete the proposed business combination with Waitr, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment and Trust Amendment proposals are not approved and we have not consummated a business combination by June 1, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The sponsors have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by June 1, 2018.
The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the sponsors have agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $50,000) and have agreed not to seek repayment of such expenses.
Why is the Company proposing the Extension Amendment and the Trust Amendment proposals?
The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before June 1, 2018. However, as we explain below, there is not sufficient time before June 1, 2018 to complete the proposed business combination with Waitr.
On May 16, 2018, the Company entered into the merger agreement, by and among the Company, Merger Sub and Waitr, a restaurant platform for online ordering and on-demand food delivery, pursuant to which Waitr will be merged with and into Merger Sub to become a wholly-owned subsidiary of the Company. The aggregate consideration for the proposed business combination will be comprised of (i) $300.0 million payable in the form of (x) cash (subject to a minimum of  $50.0 million and a maximum of $75.0 million) and (y) shares of the Company’s common stock valued at $10.00 per share, plus (ii) approximately $8.0 million payable in the form of Company stock options to be issued to holders of options to purchase Waitr shares that are unvested, outstanding and unexercised as of immediately prior to the effective time of the proposed business combination.
The foregoing summary of the terms of the merger agreement is qualified in all respects by reference to the complete text of the merger agreement, which is attached as Exhibit 2.1 to the Form 8-K the Company filed with the SEC on May 17, 2018, as the same may be amended from time to time, which amendments will be filed by the Company with the SEC on Form 8-K.
The proposed business combination with Waitr qualifies as a “business combination” under the Company’s second amended and restated certificate of incorporation. However, the Company will not be able to consummate the business combination with Waitr by June 1, 2018 given when the merger agreement was signed and the actions that must occur prior to closing.

The Company believes the proposed business combination with Waitr would be in the best interests of the Company’s stockholders, and because the Company will not be able to conclude a business combination within the permitted time period, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete a business combination.
The Company believes that, given the Company’s expenditure of time, effort and money on pursuing the proposed business combination with Waitr, circumstances warrant providing public stockholders an opportunity to consider the proposed business combination with Waitr. Accordingly, the Board is proposing the Extension Amendment, to extend the Company’s corporate existence until the Extended Date, and the Trust Amendment.
You are not being asked to vote on the proposed business combination with Waitr at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed business combination with Waitr when it is submitted to stockholders and the right to redeem your public shares for cash in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
Why should I vote for the Extension Amendment?
Our Board believes stockholders will benefit from the Company consummating the proposed business combination with Waitr and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination.
The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before June 1, 2018, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing the proposed business combination with Waitr, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such transaction.
Our Board recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.
Why should I vote for the Trust Amendment?
As discussed above, the Board believes stockholders will benefit from the Company consummating an initial business combination, and approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.
Whether a holder of public shares votes in favor of or against the Extension Amendment or the Trust Amendment, if such amendments are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.
Liquidation of the trust account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension Amendment is approved, the Company will have until the Extended Date to complete a business combination.

The Board recommends that you vote in favor of the Trust Amendment proposal, but expresses no opinion as to whether you should redeem your public shares.
How do the Company insiders intend to vote their shares?
All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of each of the proposals.
The sponsors are not entitled to redeem the founder shares. With respect to shares purchased on the open market by the sponsors and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the sponsors beneficially owned and were entitled to vote 6,250,000 founder shares, representing approximately 20.0% of the Company’s issued and outstanding common stock. Jefferies LLC, an affiliate of the Leucadia Sponsor, owns 638,561 public shares, which shares they have indicated will not be submitted for redemption.
In addition, the sponsors or the Company’s or Waitr’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and the Trust Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and Trust Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment. None of the Company’s sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
What vote is required to adopt the Extension Amendment?
Approval of each of the Extension Amendment and Trust Amendment will require the affirmative vote of holders of 65% of the Company’s outstanding common stock on the record date. Approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.
If the Extension Amendment and Trust Amendment are approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares.
What vote is required to elect the directors?
Pursuant to our charter, until the consummation of our initial business combination, only holders of founder shares can elect or remove directors. Therefore, only holders of founder shares will vote on the election of directors at the special meeting. The election of directors is decided by a plurality of the votes of the founder shares present in person or represented by proxy at the special meeting and entitled to vote on the election of directors.
What vote is required to ratify Marcum LLP as the Company’s independent registered public accounting firm?
Ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.

What vote is required to approve the Adjournment Proposal?
The approval of the Adjournment Proposal requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.
What if I don’t want to vote for the Extension Amendment or Trust Amendment proposal?
If you do not want the Extension Amendment or Trust Amendment to be approved, you must abstain, not vote, or vote against the proposals. If the Extension Amendment and the Trust Amendment are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.
Will you seek any further extensions to liquidate the trust account?
Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate a business combination.
What happens if the Extension Amendment is not approved?
If the Extension Amendment is not approved and we have not consummated a business combination by June 1, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The sponsors waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by June 1, 2018. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, the sponsors have agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $50,000) and have agreed not to seek repayment of such expenses.
If the Extension Amendment and Trust Amendment proposals are approved, what happens next?
The Company is continuing its efforts to complete the proposed business combination with Waitr, which will involve:
•
completing proxy statement and prospectus materials;

•
establishing a meeting date and record date for considering the proposed business combination, and distributing the proxy statement and prospectus materials to stockholders; and

•
holding a special meeting to consider the proposed business combination.

The Company is seeking approval of the Extension Amendment and the Trust Amendment because the Company will not be able to complete all of the tasks listed above prior to June 1, 2018. If the Extension Amendment and Trust Amendment are approved, the Company will seek stockholder approval of the proposed business combination with Waitr. If stockholders approve the proposed business combination with Waitr, the Company expects to consummate the business combination as soon as possible following stockholder approval.
Upon approval by 65% of the common stock outstanding as of the record date of the Extension Amendment and Trust Amendment proposals, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock and warrants will remain publicly traded.

If the Extension Amendment and Trust Amendment proposals are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our sponsors through the founder shares.
Would I still be able to exercise my redemption rights if I vote against the proposed business combination with Waitr?
Yes. Assuming you are a shareholder as of the record date for voting on the proposed business combination with Waitr, you will be able to vote on the proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of the business combination, subject to any limitations set forth in the charter.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Secretary prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1510 West Loop South, Houston, Texas 77027, Attn: Secretary.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals other than the election of directors. With respect to the election of directors, the inspector of elections will separately count “FOR” and “WITHHOLD” votes, abstentions and broker non-votes.
If my shares are held in “street name,” will my broker automatically vote them for me?
If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 is considered a “discretionary item.” We believe that each of the other proposals are “non-discretionary” items.
Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals except for the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.
What is a quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented in person or by proxy at the meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.
Who can vote at the special meeting?
Only holders of record of the Company’s common stock at the close of business on May 10, 2018 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 31,250,000 shares of common stock were outstanding and entitled to vote.

Pursuant to our charter, until the consummation of our initial business combination, only holders of founder shares can elect or remove directors. Therefore, only holders of founder shares will vote on the election of directors at the special meeting
Stockholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.
Does the board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the each of the proposals.
What interests do the Company’s directors and officers have in the approval of the proposals?
The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment and Trust Amendment Proposals — Interests of the Company’s Directors and Officers.”
What if I object to the Extension Amendment and the Trust Amendment? Do I have appraisal rights?
Stockholders do not have appraisal rights in connection with the Extension Amendment or the Trust Amendment under the DGCL.
What happens to the Company warrants if the Extension Amendment and Trust Amendment are not approved?
If the Extension Amendment is not approved and we have not consummated a business combination by June 1, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.
What happens to the Company warrants if the Extension Amendment and Trust Amendment proposals are approved?
If the Extension Amendment and Trust Amendment proposals are approved, the Company will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?
If you are a holder of record of Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.
If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I redeem my shares of Company common stock?
If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.
To demand redemption, you must ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and Election.
In connection with tendering your shares for redemption, you must (i) submit a written request that your shares be redeemed for cash to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, and (ii) elect either (x) to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment and Trust Amendment or (y) to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your the Company shares.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the annual meeting. The Company has agreed to pay Morrow a fee of  $22,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Landcadia Holdings, Inc.
1510 West Loop South
Houston, Texas 77027
Attn: Steven L. Scheinthal
Telephone: 713-850-1010
You may also contact the Company’s proxy solicitor at:
Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: LCA.info@morrowsodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

BACKGROUND
The Company
We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on November 19, 2008, as Leucadia Development Corporation and changed our name to Landcadia Holdings, Inc. on September 15, 2015.
On June 1, 2016, we consummated our IPO of 25,000,000 units at a price of  $10.00 per unit (the “units”), generating total proceeds of  $250,000,000. Each unit consists of one share of the Company’s Class A common stock and one redeemable common stock purchase warrant (the “public warrants”). Each public warrant entitles the holder to purchase one-half of one share of Class A common stock at a price of $11.50 per whole share. Simultaneously with the consummation of the IPO, our sponsors purchased an aggregate of 14,000,000 warrants, at a price of  $0.50 per warrant, each exercisable to purchase one-half of one share of common stock at a price of  $11.50 per share (the “sponsor warrants”), in a private placement (the “private placement”), generating total proceeds of  $7,000,000. The sponsor warrants are identical to the public warrants sold as part of the units in the public offering except that, so long as they are held by their initial purchasers or their permitted transferees, (i) they will not be redeemable by us, (ii) they (including the Class A common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination and (iii) they may be exercised by the holders on a cashless basis.
Upon the closing of the IPO and the private placement, $250,000,000 was placed in a trust account. As of March 31, 2018, the Company had approximately $252,845,063 in the trust account.
The mailing address of the Company’s principal executive office is 1510 West Loop South, Houston, Texas 77027, and its telephone number is 713-850-1010.
The Proposed Business Combination with Waitr
On May 16, 2018, the Company entered into the merger agreement, by and among the Company, Merger Sub and Waitr, a restaurant platform for online ordering and on-demand food delivery, pursuant to which Waitr will be merged with and into Merger Sub to become a wholly-owned subsidiary of the Company. The aggregate consideration for the proposed business combination will be comprised of (i) $300.0 million payable in the form of (x) cash (subject to a minimum of  $50.0 million and a maximum of $75.0 million) and (y) shares of the Company’s common stock valued at $10.00 per share, plus (ii) approximately $8.0 million payable in the form of Company stock options to be issued to holders of options to purchase Waitr shares that are unvested, outstanding and unexercised as of immediately prior to the effective time of the proposed business combination.
You are not being asked to vote on the proposed business combination with Waitr at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed business combination with Waitr when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The special meeting will be held at 10:00 a.m., local time, on May 30, 2018 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166-4193.
Stockholders are being asked to vote on the following proposals:
1.
to amend our charter to extend the date by which the Company has to consummate a business combination from June 1, 2018 to December 14, 2018;

2.
to amend the trust agreement to extend the date on which Continental must liquidate the trust account established in connection with the IPO if the Company has not completed a business combination from June 1, 2018 to December 14, 2018;

3.
to elect Mark Kelly and G. Michael Stevens to serve as the Class I directors until the 2021 annual meeting of stockholders or until his successor is elected and qualified;

4.
to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2018; and

5.
to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment and/or the Trust Amendment.

Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the special meeting if you owned Company common stock at the close of business on May 10, 2018, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. The Company’s warrants do not carry voting rights.
Pursuant to our charter, until the consummation of our initial business combination, only holders of founder shares can elect or remove directors. Therefore, only holders of founder shares will vote on the election of directors at the special meeting.
At the close of business on the record date, there were 31,250,000 outstanding shares of Company common stock entitled to vote, of which 6,250,000 were founder shares.
Votes Required
Approval of the Extension Amendment and Trust Amendment proposals will require the affirmative vote of holders of 65% of the Company’s common stock outstanding on the record date. The election of directors is decided by a plurality of the votes of the founder shares present in person or represented by proxy at the special meeting and entitled to vote on the election of directors. The ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote on the election of directors.
If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.
If you do not want a proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.
Voting
You can vote your shares at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Richard H. Liem and Steven L. Scheinthal to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.
Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.
A special note for those who plan to attend the special meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment, “FOR” the Trust Amendment, “FOR” the election of each director nominee, and “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 470 West Avenue, Stamford, CT 06902.
Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Secretary at Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting in person.
Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Special Meeting
Only holders of common stock, their proxy holders and guests we may invite may attend the special meeting. If you wish to attend the special meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the special meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to stockholders at the special meeting. The Company has agreed to pay Morrow a fee of  $22,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:
Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: LCA.info@morrowsodali.com
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
No Right of Appraisal
The Company stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.
Other Business
We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.
Principal Executive Offices
Our principal executive offices are located at 1510 West Loop South, Houston, Texas 77027. Our telephone number at such address is 713-850-1010.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Directors and Officers
Our directors and executive officers are as follows:
Name	Age	Position
Tilman J. Fertitta	60	Co-Chairman and Chief Executive Officer
Richard Handler	56	Co-Chairman and President
Richard H. Liem	64	Vice President and Chief Financial Officer
Steven L. Scheinthal	56	Vice President, General Counsel and Secretary
Nicholas Daraviras	44	Vice President, Acquisitions
Mark Kelly	54	Director
G. Michael Stevens	58	Director
Michael S. Chadwick	66	Director
Tilman J. Fertitta has been our Co-Chairman and Chief Executive Officer since September 15, 2015. Since August 2010, Mr. Fertitta has been the sole shareholder, chairman and Chief Executive Officer of Fertitta Entertainment, Inc., which owns the NBA’s Houston Rockets, the restaurant conglomerate Landry’s and the Golden Nugget Casinos and is recognized today as a global leader in the dining, hospitality, entertainment and gaming industries. Mr. Fertitta was the sole shareholder at the time he took Landry’s public in 1993, and after 17 years as a public company, he was the sole shareholder in taking Landry’s private in 2010. Mr. Fertitta currently serves as Chairman of the Houston Children’s Charity, the Houston Police Foundation, and is currently the Chairman of the Board of Regents for the University of Houston. He also is on the Executive Committee of the Houston Livestock Show and Rodeo, one of the Nation’s largest charitable organizations. He also serves on the boards of the Texas Heart Institute and the Greater Houston Partnership. Mr. Fertitta is well-qualified to serve as director because of his experience in the dining, hospitality, entertainment and gaming industries and as a public company director.
Richard Handler has been our Co-Chairman and President since September 15, 2015. Mr. Handler has served as a director and Chief Executive Officer of Leucadia since March 2013. He has been Chairman of Jefferies since February 2002 and Chief Executive Officer of Jefferies since January 2001. Mr. Handler has also served as Chief Executive Officer of Jefferies LLC, Jefferies’ principal operating subsidiary, since January 2001 and as President of Jefferies since May 2006. Mr. Handler was first elected to the board of directors of Jefferies in May 1998. He was Managing Director of High Yield Capital Markets at Jefferies from May 1993 until February 2000, after co-founding that group as an Executive Vice President in April 1990. He is also Chairman and Chief Executive Officer of the Handler Family Foundation, a non-profit foundation working primarily with underprivileged youth. Mr. Handler is well-qualified to serve as director because of his investment banking, asset management and sales and trading expertise, his merchant banking and executive management experience and his experience as a public company director.
Richard H. Liem has been our Vice President and Chief Financial Officer since September 15, 2015. Mr. Liem serves as Chief Financial Officer and Executive Vice President of Golden Nugget, Inc. Mr. Liem has been the Chief Financial Officer of Landry’s Restaurants Inc. (a subsidiary of Golden Nugget, Inc.) since June 11, 2004 and serves as its Executive Vice President and Principal Accounting Officer. He joined Landry’s Restaurants, Inc. in 1999 as the Corporate Controller. Mr. Liem joined Landry’s from Carrols Corporation, where he served as the Vice President of Financial Operations from 1994 to 1999. He served with the Audit Division of Price Waterhouse, L.L.P. from 1983 to 1994. He has been a Director of Landry’s, Inc. since 2009 and also serves as a director of Golden Nugget, Inc. In addition, he serves as the Executive Vice President and Chief Financial Officer of Fertitta Entertainment, Inc. which is the holding company for Golden Nugget, Inc., Landry’s, Inc., and other assets owned and controlled by Tilman J. Fertitta. Mr. Liem is a Certified Public Accountant and was first licensed in Texas in 1989.
Steven L. Scheinthal has been our Vice President, General Counsel and Secretary since September 15, 2015. Mr. Scheinthal has served as a member of the Board of Directors of Landry’s, Inc. since its IPO in 1993 and as its Executive Vice President or Vice President of Administration, General Counsel and

Secretary since September 1992. He also serves as a member of the Board of Directors, Executive Vice President and General Counsel of Fertitta Entertainment, Inc. which is the holding company for Landry’s, Inc., the Golden Nugget Hotels and Casinos and other assets owned and controlled by Tilman J. Fertitta. He devotes a substantial amount of time on behalf of all Fertitta companies, including Landry’s and Golden Nugget, to acquisitions, financings, human resources, risk, benefit and litigation management, union, lease and contract negotiations, trademark oversight and licensing and is primarily responsible for compliance with all federal, state and local laws. He was also primarily responsible for Landry’s corporate governance and SEC compliance from its IPO and during the 17 plus years Landry’s operated as a public company. The foregoing experience provides the Company with valuable insight, skills and perspective. Prior to joining Landry’s, he was a partner in the law firm of Stumpf  & Falgout in Houston, Texas. Mr. Scheinthal represented Landry’s, Inc. for approximately five years before becoming part of the organization. He has been licensed to practice law in the state of Texas since 1984.
Nicholas Daraviras has served as our Vice President, Acquisitions since September 15, 2015. Mr. Daraviras is a Managing Director of Leucadia National Corporation. Prior to 2014, Mr. Daraviras had been employed with Jefferies Capital Partners, LLC (“Jefferies Capital Partners”) or its predecessors since 1996. Mr. Daraviras has served on the board of Fiesta Restaurant Group since April 2011 and currently serves on its Finance Committee and Corporate Governance and Nominating Committee. He also served on the boards of Edgen Group Inc., a global distributor of specialty steel products, or its predecessors from February 2005 until 2013, Carrols Restaurant Group, Inc. from 2009 until 2013, and The Sheridan Group, Inc. from 2003 until 2017. Mr. Daraviras served on the Audit Committee of The Sheridan Group, Inc., the Compensation Committee of Carrols Restaurant Group and the Compensation, Corporate Governance, and Nominating Committees of Edgen Group Inc. He also serves on several boards of directors of private portfolio companies of Jefferies Capital Partners and Leucadia. We believe that Mr. Daraviras brings significant experience with the strategic, financial and operational issues of retail companies in connection with his service on the boards of a number of his firm’s past and current portfolio companies.
Mark Kelly is a director. Mark Kelly is an accomplished naval aviator, test pilot and astronaut. Since his retirement from the U.S. Navy in 2011, Mr. Kelly has been a consultant and entrepreneur. Since 2012, Mr. Kelly has been a consultant with SpaceX, a privately held company that designs, manufactures and launches advanced rockets and spacecraft. Since 2015, Mr. Kelly has been a director of Angel Med Flight, a private air ambulance company. Since 2014, Mr. Kelly has served on the board of advisors of General Fusion, a private company that is developing fusion power based on magnetized target fusion. In 2014, Mr. Kelly founded World View Enterprises, LLC, a private near-space exploration company. Mr. Kelly was employed by the U.S. Navy from 1986 until 2011. From 1996 until 2011, Mr. Kelly was on assignment from the U.S. Navy to the National Aeronautics and Space Administration (NASA), where he was an astronaut. Mr. Kelly has made four trips into space and has commanded both space shuttles Discovery and Endeavour. Mr. Kelly graduated from the U.S. Merchant Marine Academy and the Naval Post-Graduate School with degrees in marine and aeronautical engineering. Mr. Kelly was selected to serve on the board of directors due to his significant leadership and entrepreneurial experience.
G. Michael Stevens is a director. Mr. Stevens has served as the Senior Vice President and Chief Marketing Officer for the New York Giants since 2006, and from 2003 to 2006 served as the Senior Vice President of Sales & Marketing for the Washington Redskins. Mr. Stevens’ prior experience includes key marketing executive roles at eBay Inc. and the National Basketball Association. Mr. Stevens has served as a board member of Remedy Analytics, an analytics technology company, since 2011. Mr. Stevens holds a Bachelor of Arts Degree from Hobart College, where he has served as a member of the Board of Trustees. Mr. Stevens was selected to serve on the board of directors due to his strategic and innovative leadership experience.
Michael S. Chadwick is a director. Mr. Chadwick has been in the commercial, investment and merchant banking businesses since 1975. Since June 2017, he has been operating as an independent contractor serving as Managing Director and Principal of SLCA Capital, LLC, a registered broker dealer and member of FINRA and SIPC. Mr. Chadwick has arranged private and public debt and equity capital, and has provided financial advisory services relating to merger and acquisition activity, for numerous public and privately held companies across a broad spectrum of industries for over 40 years. Mr. Chadwick was most recently a Managing Director of Shoreline Capital Advisors, Inc. from 2011 to 2017. He was a Managing

Director at Growth Capital Partners, LP during 2010. From 1994 through 2009, Mr. Chadwick was a Senior Vice President and Managing Director of Sanders Morris Harris Group, Inc. (SMHG), which at that time was the largest investment banking firm headquartered in the Southwest. Prior to SMHG, Mr. Chadwick in 1988 co-founded Chadwick, Chambers and Associates, Inc., an investment and merchant banking boutique specializing in providing traditional corporate finance services and, in select situations, sponsoring financial transactions as principal. Mr. Chadwick has served on numerous boards of directors of both private and public companies, including services as the chairman of the audit committee of Landry’s Inc. when it was a public company. Presently he serves on the Board of Moody-Price, LLC and the audit committee for the Golden Nugget Atlantic City, as well as on the Board of Trustees of the Harris County Hospital District Foundation.
Corporate Governance
Number and Terms of Office of Officers and Directors
Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mark Kelly and G. Michael Stevens, will expire at the special meeting. The term of office of the second class of directors, consisting of Richard Handler and Michael S. Chadwick, will expire at the 2019 annual meeting of stockholders. The term of office of the third class of directors, consisting of Tilman J. Fertitta, will expire at the 2020 annual meeting of stockholders.
Our officers are appointed by the Board and serve at the discretion of the board of directors, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our amended and restated bylaws as it deems appropriate. Our amended and restated bylaws provide that our officers may consist of two co-chairmen of the board, a vice chairman of the board, a chief executive officer, one or more presidents, a chief financial officer, one or more vice presidents, one or more assistant vice presidents, a secretary, one or more assistant secretaries, a treasurer, one or more assistant treasurers and any such other officers as may be appointed in accordance with the provisions of our amended and restated bylaws.
Director Independence
The listing standards of the Nasdaq Capital Market (“Nasdaq”) require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Kelly, Chadwick and Stevens are “independent directors” as defined in Rule 10A-3 of the Exchange Act and the rules of the Nasdaq. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Leadership Structure and Risk Oversight
The leadership of the Board is structured so that it is led by two Co-Chairmen. Mr. Fertitta is one of the two Co-Chairmen, and he is also the Company’s Chief Executive Officer. Mr. Handler is the other Co-Chairman of the Board. The Board believes that combining the roles of Chairman and Chief Executive Officer helps provide strong and consistent leadership for our management team and Board. If the Board convenes for a meeting, the non-management directors will meet in executive session if the circumstances warrant. Given the composition of the Board with a strong slate of independent directors, the Board does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if the circumstances change.
The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board as requested.

Executive Officer and Director Compensation
None of our executive officers or directors have received any cash compensation for services rendered to us. Commencing on May 25, 2016, through the earlier of the consummation of an initial business combination or our liquidation, we pay monthly recurring expenses of  $10,000 to FEI Sponsor for office space, secretarial and administrative services. Our sponsors, executive officers, directors, or any of their respective affiliates, are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsors, executive officers, directors and our or their affiliates.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined by a compensation committee constituted solely by independent directors.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of an initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after a business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management team to remain with us after the consummation of an initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.
Committees of our Board
Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.
Audit Committee
Our board has established an audit committee of the Board. Audit committee members include G. Michael Stevens, Mark Kelly and Michael S. Chadwick. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. All three members are independent.
Each member of the audit committee is financially literate and our board of directors has determined that Mr. Chadwick qualifies as an “audit committee financial expert” as defined in applicable SEC rules. Mr. Chadwick serves as the Chairman of the Audit Committee.
The principal functions of the audit committee include:
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the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

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pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

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reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

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setting clear hiring policies for employees or former employees of the independent auditors;

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setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

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obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

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reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

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reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

A copy of our audit committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027. We have attached a copy of our audit committee charter as Annex C to this proxy statement.
Compensation Committee
Our board has established a compensation committee of our board of directors. The members of our compensation committee are Mark Kelly and G. Michael Stevens, and Mr. Kelly serves as chairman of the compensation committee.
The principal functions of the compensation committee include:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer’s based on such evaluation;

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reviewing and approving the compensation of all of our other executive officers;

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reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

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producing a report on executive compensation to be included in our annual proxy statement; and

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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

A copy of our compensation committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027. We have attached a copy of our audit committee charter as Annex D to this proxy statement.
Committee Membership, Meetings and Attendance
We currently have the following standing committees: an audit committee and a compensation committee. Each of the standing committees of our Board is comprised entirely of independent directors.
During the year ended December 31, 2017:
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our Board held four meetings;

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our audit committee held four meetings; and

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our compensation committee did not hold a meeting.

Each of our incumbent directors other than Richard Handler attended or participated in at least 75% of the meetings of our Board and the respective committees of which he is a member held during the period such incumbent director was a director during the year ended December 31, 2017.
We encourage all of our directors to attend our annual meetings of stockholders. This special meeting will be in lieu of our first annual meeting of stockholders.
Director Nominations
We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq Rules, a majority of the independent directors may recommend a director nominee for selection by our Board. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The director who shall participate in the consideration and recommendation of director nominees is Mark Kelly. In accordance with Rule 5605(e)(1)(A) of the Nasdaq Rules, such director is independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.
The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our amended and restated bylaws.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.
Code of Ethics
We have adopted a code of ethics applicable to our directors, officers and employees. We have previously filed a copy of our code of ethics as an exhibit to the registration statement in connection with our IPO. You may review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request from us.
Audit Committee Report
Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16,

“Communications with Audit Committees,” referred to as PCAOB Audit Standard No. 16. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to our Board that the audited financial statements be included in our annual report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by:
Audit Committee of the Board of Directors
Michael S. Chadwick (Chair)
G. Michael Stevens
Mark Kelly
Involvement in Certain Legal Proceedings
To the knowledge of the Company, during the last ten years, none of the Company’s directors, executive officers and nominees has:
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had a petition filed under the bankruptcy or insolvency laws, or had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in respect of a company in which the director, executive officer or nominee of the Company was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

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been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

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been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

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been found by a court of competent jurisdiction in a civil action, the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or

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been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Proceedings
We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or any of our officers or directors in their corporate capacity.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2017 there were no delinquent filers.

Procedures for Contacting Directors
Our Board has established a process for stockholders to send communications to our Board. Stockholders may communicate with our Board generally or a specific director at any time by writing to the Company’s General Counsel and Secretary, c/o Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027. We will review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the Co-Chairmen of our Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board.
Conflicts of Interest
In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:
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the corporation could financially undertake the opportunity;

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the opportunity is within the corporation’s line of business; and

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it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

As a result of multiple business affiliations, our executive officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Our charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.
Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:
Individual	Entity	Entity’s Business	Affiliation
Tilman J. Fertitta	Fertitta Entertainment, Inc. and its affiliates and wholly-owned subsidiaries	Dining, hospitality, NBA Team, entertainment and gaming company	Sole Shareholder, Chairman and Chief Executive Officer
	Fertitta Hospitality, LLC and its affiliates and wholly-owned subsidiaries	Dining and hospitality company	Member and President
Richard Handler	Leucadia National Corporation and its affiliates and wholly-owned subsidiaries	Diversified holding company	Director and Chief Executive Officer
Richard H. Liem	Fertitta Entertainment, Inc. and its affiliates and wholly-owned subsidiaries	Dining, hospitality, NBA Team, entertainment and gaming company	Director, Executive Vice President and Principal Accounting Officer
Steven L. Scheinthal	Fertitta Entertainment, Inc. and its affiliates and wholly-owned subsidiaries	Dining, hospitality, NBA Team, entertainment and gaming company	Director, Executive Vice President and General Counsel
	Fertitta Hospitality, LLC and its wholly-owned subsidiaries	Dining and hospitality company	Secretary

Individual	Entity	Entity’s Business	Affiliation
Nicholas Daraviras	Leucadia National Corporation and its affiliates and wholly-owned subsidiaries	Diversified holding company	Managing Director
	Fiesta Restaurant Group	Restaurant operator and franchisor	Director
G. Michael Stevens	New York Giants	NFL Team	Senior Vice President and Chief Marking Officer
Michael S. Chadwick	SLCA Capital, LLC	Investment banking services	Managing Director
Accordingly, if any of the above executive officers or directors becomes aware of a business combination opportunity which is suitable for any of the above entities or other entities to which he or she has then-current fiduciary duties or contractual obligations, he or she will honor his or her fiduciary duties or contractual obligations to present such business combination opportunity to such entity. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially undermine our ability to complete our initial business combination.
Our sponsors, executive officers and directors may become involved with subsequent blank check companies similar to our company, although they have agreed not to participate in the formation of, or become an officer or director of, any similar blank check company until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination within the prescribed time frame.
Potential investors should also be aware of the following other potential conflicts of interest:
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None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

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Our sponsors purchased founder shares and warrants at a price of  $0.50 per warrant, each exercisable to purchase one-half of one share of common stock at a price of  $11.50 per share (the “sponsor warrants”). Our sponsors have entered into letter agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with the completion of our initial business combination. Additionally, our sponsors have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our business combination within the prescribed time frame. If we do not complete our initial business combination within the prescribed time frame, the proceeds of the sale of the sponsor warrants will be used to fund the redemption of our public shares, and the sponsor warrants will expire worthless. Furthermore, the founder shares will not be transferable, assignable or salable until one year after the completion of our initial business combination or earlier if subsequent to our initial business combination, (i) the closing price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (ii) we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock Up Period”). The sponsor warrants will not be transferable until 30 days following the completion of our initial business combination. Because Tilman J. Fertitta will own shares of common stock or warrants directly or indirectly through our FEI Sponsor (or may own such shares or warrants directly), Mr. Fertitta may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our Business Combination.

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Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our business combination.

We are not prohibited from pursuing an initial business combination with a business combination target that is affiliated with our sponsors, officers or directors, or completing the business combination through a joint venture or other form of shared ownership with our sponsors, officers or directors. In the event we seek to complete our initial business combination with an business combination target that is affiliated with our sponsors, executive officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent accounting firm or independent investment banking firm that is a member of FINRA, that such initial business combination is fair to our Company from a financial point of view. We are not required to obtain such an opinion in any other context. Furthermore, in no event will our sponsors or any of our existing officers or directors, or any of their respective affiliates, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination. However, we are not prohibited from engaging an affiliate of the Leucadia Sponsor or its affiliates as financial advisors in connection with our initial business combination and paying a customary financial advisory fee in an amount that constitutes a market standard financial advisory fee for comparable transactions, and we have engaged Jefferies LLC, an affiliate of the Leucadia Sponsor, as financial and capital markets advisors in connection with the proposed business combination with Waitr. We have agreed to pay Jefferies LLC an aggregate fee of  $4.5 million for its services in connection with the proposed business combination with Waitr. Further, we will also reimburse our FEI Sponsor for office space, secretarial and administrative services provided to members of our management team in an amount not to exceed $10,000 per month in the event such space and/or services are utilized and we do not pay directly for such services.
In the event that we submit our initial business combination to our public stockholders for a vote, our sponsors have agreed, pursuant to written agreements with us, to vote their founder shares and any shares purchased during or after the offering in favor of our initial business combination.
Limitation on Liability and Indemnification of Officers and Directors
Our charter provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our charter provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors. We entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our charter. Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We may purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.
Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the trust Account for any reason whatsoever. Accordingly, any indemnification provided will only be able to be satisfied by us if  (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination. These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions. We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us at May 16, 2018 with respect to our common stock held by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•
each of our executive officers and directors that beneficially own common stock; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the sponsor warrants, as they are not exercisable within 60 days of May 16, 2018.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
Fertitta Entertainment, Inc. (FEI Sponsor)(4)	3,125,000(2)	10.0%
Leucadia National Corporation (Leucadia Sponsor)	3,763,561(3)	12.0%
Tilman J. Fertitta(4)	3,125,000(2)	10.0%
Richard Handler	—	—
Richard H. Liem	—	—
Steven L. Scheinthal	—	—
Nicholas Daraviras	—	—
Mark Kelly	—	—
Michael S. Chadwick	—	—
G. Michael Stevens	—	—
All officers and directors as a group (eight individuals)	6,888,561	22.0%
Hudson Bay Capital Management, L.P.	2,000,000(5)	6.4%
Arrowgrass Capital Partners (US) LP	2,000,000(6)	6.4%
Alyeska Investment Group, L.P.	2,000,000(7)	6.4%
Polar Asset Management Partners Inc.	2,427,821(8)	7.8%

(1)
This table is based on 31,250,000 shares of common stock outstanding at May 16, 2018, of which 25,000,000 were Class A common stock and 6,250,000 were Class F common stock. Unless otherwise indicated, the business address of each of the entities, directors and officers in this table is 1510 West Loop South, Houston, Texas 77027.

(2)
The interests shown consist solely of founder shares, classified as shares of Class F common stock. Such shares will automatically convert into shares of Class A common stock at the time of our initial Business Combination on a one-for-one basis, subject to adjustment.

(3)
According to a Schedule 13D filed on March 3, 2017 on behalf of Leucadia National Corporation, on behalf of itself and its controlled subsidiaries, the interests shown include 638,561 shares of the Company’s Class A Common Stock and 3,125,000 shares of the Company’s Class F Common Stock.

(4)
Tilman J. Fertitta owns and controls FEI Sponsor and has voting and dispositive control over the shares held by FEI Sponsor.

(5)
According to a Schedule 13G filed with the SEC on January 30, 2017 on behalf of Hudson Bay Capital Management, L.P. (the “Investment Manager”) and Sander Gerber (“Mr. Gerber”), each of the Investment Manager and Mr. Gerber holds shared voting and dispositive power with respect to

2,000,000 shares of the Company’s Class A common stock. The Investment Manager, which serves as the investment manager to Hudson Bay Master Fund Ltd., in whose name the securities reported herein are held, may be deemed to be the beneficial owner of all Class A common stock held by Hudson Bay Master Fund Ltd. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities. The business address of the Investment Manager and Mr. Gerber is 777 Third Avenue, 30th Floor, New York, New York 10017.
(6)
According to a Schedule 13G filed with the SEC on February 14, 2017 on behalf of Arrowgrass Capital Partners (US) LP (“ACP”) and Arrowgrass Capital Services (US) Inc. (“ACS”), each of ACP and ACS holds shared voting and dispositive power with respect to 2,000,000 shares of the Company’s Class A common stock. ACP serves as investment manager to Arrowgrass Master Funds, Ltd. and Arrowgrass Customised Solutions Limited (the “Arrowgrass Funds”), with respect to the shares of Class A common stock directly held by the Arrowgrass Funds. ACS serves as the general partner of ACP with respect to the Class A common stock directly held by the Arrowgrass Funds. The business address of ACP and ACS is 1330 Avenue of the Americas, 32nd Floor, New York, New York 10019.

(7)
According to a Schedule 13G filed on February 14, 2017 on behalf of Alyeska Investment Group, L.P. (“AIGLP”), Alyeska Fund GP, LLC (“AFG”), Alyeska Fund 2 GP, LLC (“AF2”) and Anand Parekh (“Mr. Parekh”), each of which share beneficial ownership over the 2,000,000 shares of the Company’s Class A common stock reported herein. The business address for this stockholder is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

(8)
Based on information contained in Schedule 13G/A filed on February 9, 2018, Polar Asset Management Partners Inc. holds sole voting and dispositive power with respect to 2,427,821 shares of the Company’s Class A common stock. Polar Asset Management Partners Inc. is a company incorporated under the laws of Ontario, Canada, and serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the Class A common stock directly held by the Polar Vehicles. The address of the business office of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We were incorporated in 2008 and in connection with our incorporation, the Leucadia Sponsor purchased an aggregate of 1,000 shares of our common stock (100% of the issued and outstanding shares) for $1,000. On September 15, 2015, we reclassified all of our issued and outstanding shares of common stock as Class F common stock and conducted a 1:7,187.5 stock split for our founder shares, which increased the Leucadia Sponsor’s ownership to 7,187,500 founder shares. On September 16, 2015, we sold 7,187,500 founder shares (50% of the issued and outstanding shares) to the FEI Sponsor for $10,000. On October 1, 2015, we conducted a 5:1 reverse stock split for our founder shares. On April 27, 2016, we conducted a 1:3 stock split, resulting in our sponsors holding an aggregate of 6,250,000 founder shares. Following these transactions, each of our sponsors owned 50% of the 6,250,000 issued and outstanding founder shares.
In connection with the consummation of the public offering, our sponsors purchased an aggregate of 14,000,000 sponsor warrants at a price of  $0.50 per warrant (a purchase price of  $7,000,000) in a private placement. Each sponsor warrant entitles the holder to purchase one-half of one share of common stock at a price of  $11.50 per share. The sponsor warrants (including the Class A common stock issuable upon exercise of the sponsor warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.
As more fully discussed in “Directors, Executive Officers and Corporate Governance — Conflicts of Interest,” if any of our officers or directors (other than our independent directors) becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity. Our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.
Jefferies LLC, an affiliate of the Leucadia Sponsor, was an underwriter of the IPO and received an underwriting discount of  $2,125,000 at the closing of the IPO, with an additional fee of  $3,718,750 payable from the trust account upon completion of our initial business combination.
We entered into an administrative services agreement with the FEI Sponsor, pursuant to which we pay a total of  $10,000 per month for office space, utilities and secretarial support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 24 months currently permitted by our charter, an affiliate of the FEI Sponsor will be paid a total of  $240,000 ($10,000 per month) for office space, utilities and secretarial support and will be entitled to be reimbursed for any out-of-pocket expenses.
Other than these monthly fees, no compensation of any kind, including finder’s and consulting fees, will be paid to our sponsors, executive officers or directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, we are not prohibited from engaging an affiliate of the Leucadia Sponsor or its affiliates as financial advisors in connection with our initial business combination and paying a customary financial advisory fee in an amount that constitutes a market standard financial advisory fee for comparable transactions, and we have engaged Jefferies LLC, an affiliate of the Leucadia Sponsor, as financial and capital markets advisors in connection with the proposed business combination with Waitr. We have agreed to pay Jefferies LLC an aggregate fee of  $4.5 million for its services in connection with the proposed business combination with Waitr. In addition, our sponsors, executive officers or directors, and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combination. Our audit committee will review on a quarterly basis all payments that were made to our sponsors, officers, directors or our or their affiliates. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
In order to finance transaction costs in connection with an intended initial business combination, our sponsors or an affiliate of our sponsors or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post-business combination entity at a price of  $0.50 per warrant at the option of the lender. The warrants would be identical to the sponsor warrants. The terms of such loans by our officers and directors if any, have not been determined and no written agreements exist with respect to such loans.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
The holders of the founder shares and sponsor warrants are entitled to registration rights pursuant to a registration rights agreement to be signed in connection with the IPO. The holders of the founder shares and sponsor warrants are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have ‘‘piggy-back’’ registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable Lock-Up Period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
In connection with the proposed business combination with Waitr, at closing of the proposed business combination, each of Steven L. Scheinthal and Richard H. Liem (each, a “consultant”) is expected to enter into a consulting agreement with the Company with a term of one year. Pursuant to such consulting agreements, each consultant will receive 150,000 restricted shares of the Company’s common stock, which will vest after one year.
Related Party Policy
Prior to the consummation of our IPO, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.
In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of our IPO, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees for professional services provided by our independent registered public accounting firm for the last two fiscal years include:
	For the Year ended December 31, 2017	For the Year ended December 31, 2016
Audit Fees(1)	$52,015	$18,025
Audit-Related Fees(2)	$—	$55,246
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total	$52,015	$73,271

(1)
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-Related Fees.   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)
Tax Fees.   Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)
All Other Fees.   All other fees consist of fees billed for all other services.

Policy on Board Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors
The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter.
Our audit committee has approved all of the services rendered by Marcum LLP in fiscal years 2017 and 2016.

PROPOSAL NO. 1 AND PROPOSAL NO. 2 — THE EXTENSION AMENDMENT
AND TRUST AMENDMENT
The Extension Amendment
The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.
The Extension Amendment and the Trust Amendment are essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension.
If the Extension Amendment proposal is not approved and we have not consummated a business combination by June 1, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Given the Company’s expenditure of time, effort and money on pursuing the proposed business combination with Waitr, our Board believes that circumstances warrant providing public stockholders an opportunity to consider the proposed business combination with Waitr.
A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.
Trust Amendment Proposal
The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which Continental must liquidate the trust account if the Company has not completed a business combination from June 1, 2018 to December 14, 2018. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.
Reasons for the Proposals
The Company’s IPO prospectus and charter provided that the Company had until June 1, 2018 to complete a business combination. However, there is not sufficient time before June 1, 2018 to complete the proposed business combination with Waitr. The Company’s IPO prospectus and charter stated that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before June 1, 2018, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Because the Company will not be able to complete the proposed business combination with Waitr by June 1, 2018, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond June 1, 2018 to the Extended Date. If the Extension Amendment and Trust Amendment are approved, the Company will seek stockholder approval of the proposed business combination with Waitr.
The Company is not asking you to vote on the proposed business combination with Waitr at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed business combination with Waitr and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest, divided by the number of then outstanding public shares, in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete its business combination before June 1, 2018, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on pursuing the proposed business combination with Waitr, circumstances warrant providing stockholders an opportunity to consider such transaction.
If the Extension Amendment and Trust Amendment Proposals Are Not Approved
If the Extension Amendment and Trust Amendment are not approved and we have not consummated a business combination by June 1, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The sponsors have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by June 1, 2018. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.
If the Extension Amendment is not approved, the holders of the public shares will not vote on the Trust Amendment, and the trust account will be liquidated as described above. If the Trust Amendment is not approved, the Company will not effect the Extension.
If the Extension Amendment and Trust Amendment Proposals Are Approved
If the Extension Amendment and the Trust Amendment are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.
You are not being asked to vote on the proposed business combination with Waitr at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the proposed business combination with Waitr when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment and Trust Amendment proposals are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment and Trust Amendment proposals are approved, and the amount remaining in the trust account may be only a fraction of the approximately $252,845,063 that was in the trust account as of March 31, 2018. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.
Redemption Rights
If the Extension Amendment and Trust Amendment proposals are approved, and the Extension is implemented, each public stockholder may seek to redeem his, her or its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.
In connection with tendering your shares for redemption, you must (i) submit a written request that your shares be redeemed for cash to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, and (ii) elect either (x) to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote on the Extension Amendment and the Trust Amendment or (y) to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting. The Company will provide public stockholders with another opportunity to redeem their shares for cash in connection with the vote on the proposed transaction.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment and the Trust Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment and the Trust Amendment are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. As of the date of the special meeting, this amount is expected to be approximately $10.11 per share. The closing price of the Company’s common stock on May 16, 2018 was $10.10.
If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment and the Trust Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.
Material U.S. Federal Income Tax Consequences
The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment and the Trust Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.
This discussion applies only to stockholders of the Company who are “United States persons,” as defined in the Code and who hold their shares as a “capital asset,” as defined in the Code. A stockholder is a United States person for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if  (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. holders have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.
This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to annual treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, United States persons whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.
If a partnership is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.
No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.
THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.
U.S. Federal Income Tax Treatment of Non-Electing Stockholders
A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment and the Trust Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment and the Trust Amendment.
U.S. Federal Income Tax Treatment of Electing Stockholders
A stockholder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.
If a redemption of shares is treated as a Sale, the stockholder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the stockholder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A stockholder’s adjusted tax basis in the redeemed shares generally will equal the stockholder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a stockholder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendment and the Trust Amendment.
A redemption will be treated as a Sale with respect to a stockholder if the redemption of the stockholder’s shares (i) results in a “complete termination” of the stockholder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the stockholder or (iii) is “not essentially equivalent to a dividend” with respect to such stockholder. In determining whether any of these tests has been met, each stockholder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A stockholder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any stockholder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.
In general, a distribution to a stockholder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the stockholder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such stockholder before the redemption. Whether the redemption will result in a more than 20% reduction in a stockholder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election.
Even if the redemption of a stockholder’s shares in connection with the Extension Amendment and the Trust Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the stockholder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and stockholders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.
If none of the tests for Sale treatment are met with respect to a stockholder, amounts received in exchange for the stockholder’s redeemed shares will be taxable to the stockholder as a “dividend” to the extent of such stockholder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the stockholder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the stockholder (to the extent of the stockholder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the stockholder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering stockholder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such stockholder. If the redemption is treated as a dividend but the stockholder has not retained any actually owned shares, the stockholder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.
Information Reporting and Back-up Withholding
In general, in the case of stockholders other than certain exempt holders, payors are required to report to the IRS the gross proceeds from the redemption of shares in connection with the Extension Amendment and the Trust Amendment. U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering stockholder (or other payee) must either (i) provide to the Company such stockholder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such stockholder is awaiting a TIN) and certify that (A) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering stockholder that is a United States person is required to make such certifications by providing the Company a signed copy of Form W-9. Exempt tendering stockholders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering stockholder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such stockholder pursuant to the redemption will be subject to backup withholding in an amount equal to 28% of such “reportable payments.” Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.
Required Vote
The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the Extension Amendment and the Trust Amendment. If the Extension Amendment is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment and the Trust Amendment. On the record date, the sponsors beneficially owned and were entitled to vote 6,250,000 founder shares, representing approximately 20.0% of the Company’s issued and outstanding common stock. Jefferies LLC, an affiliate of the Leucadia Sponsor, owns 638,561 public shares, which shares they have indicated will not be submitted for redemption.
In addition, the sponsors or the Company’s or Waitr’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and the Trust Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and Trust Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment. None of the Company’s sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If the Extension Amendment and the Trust Amendment are not approved and we do not consummate a business combination by June 1, 2018 as contemplated by our IPO prospectus and in accordance with our charter, the 6,250,000 shares of common stock held by the sponsors, which were acquired prior to the IPO for a purchase price of approximately $0.0018 per share, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 14,000,000 sponsors warrants that were acquired simultaneously with the IPO for an aggregate purchase price of  $7,000,000 (as they will expire). Such common stock and warrants had an aggregate market value of approximately $70,685,000 based on the last sale price of  $10.10 and $0.54, respectively, on Nasdaq on May 16, 2018. Tilman J. Fertitta, the Company’s Co-Chairman and Chief Executive Officer, is the sole stockholder, Chairman and Chief Executive Officer of FEI Sponsor, and Richard Handler, the Company’s Co-Chairman and President, is the Chief Executive Officer of Leucadia Sponsor and its largest operating subsidiary, Jefferies Group LLC, a global securities and investment banking firm;

•
In connection with the IPO, the sponsors agreed that they will be jointly and severally liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or target businesses with which the Company has entered into an acquisition agreement;

•
All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•
None of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•
The sponsors, the Company’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the record date, the sponsors, and the Company’s officers and directors, and their affiliates had not incurred any reimbursable expenses, though they may incur expenses in the future.

•
In connection with the proposed business combination with Waitr, at closing of the proposed business combination, each of Steven L. Scheinthal and Richard H. Liem is expected to enter into a consulting agreement with the Company with a term of one year. Pursuant to such consulting agreements, each consultant will receive 150,000 restricted shares of the Company's common stock, which will vest after one year.

Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment and Trust Amendment proposals are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment and Trust Amendment proposals.
Our Board recommends that you vote “FOR” the Extension Amendment and Trust Amendment proposals. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 3 — ELECTION OF DIRECTORS
Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. Our Board now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”
Messrs. Kelly and Stevens are nominated for election at this special meeting of stockholders as Class I directors, each to hold office until the annual meeting of shareholders in 2021, or until his successor is chosen and qualified.
Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of the nominees unless the nominees shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe either nominee will be unavailable or, if elected, will decline to serve.
Nominee Biographies
For biographies of the Class I director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”
Required Vote
Pursuant to our charter, until the consummation of our initial business combination, only holders of founder shares can elect or remove directors. Therefore, only holders of founder shares will vote on the election of directors at the special meeting. The election of directors is decided by a plurality of the votes of the founder shares present in person or represented by proxy at the special meeting and entitled to vote on the election of directors. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the special meeting.
Recommendation
Our Board recommends that you vote “FOR” each of the abovementioned nominees as Class I directors.

PROPOSAL NO. 4 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We are asking the stockholders to ratify our audit committee’s selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Our audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote.
Marcum LLP has audited our financial statements for the year ending December 31, 2017. A representative of Marcum LLP is expected to be present at the special meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from stockholders. A summary of fees paid or to be paid to Marcum LLP for services rendered in fiscal years 2017 and 2016 are set forth above in the section entitled “Principal Accountant Fees and Services.”
Our audit committee has determined that the services provided by Marcum LLP are compatible with maintaining the independence of Marcum LLP as our independent registered public accounting firm.
Our audit committee has approved all of the services rendered by Marcum LLP in fiscal years 2017 and 2016. Our audit committee will pre-approve all future auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof  (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).
Required Vote
Ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote on the election of directors.
Recommendation
Our Board recommends that you vote “FOR” the ratification of the selection by our audit committee of Marcum LLP as our independent registered public accounting firm.

PROPOSAL NO. 5 — ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment and/or Trust Amendment.
Required Vote
The approval of the Adjournment Proposal requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.
Recommendation
Our Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

STOCKHOLDER PROPOSALS
If you are a stockholder and you want to include a proposal in the proxy statement for the year 2019 annual meeting of stockholders (the “2019 annual meeting”), you must provide it to the Company by no later than January 17, 2019. You should direct any proposals to the Company’s Secretary at the Company’s principal executive offices. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2019 annual meeting, you must give timely notice of the matter or the nomination, in writing, to the Company’s Secretary at the Company’s principal executive offices. To be timely, the notice must be received by the Secretary at the Company’s principal executive offices not later than the close of business on March 1, 2019 nor earlier than the close of business on January 30, 2019. In the event that the annual meeting is called for a date that is not within 45 days before or after the anniversary of the date the Company first released its proxy statement to stockholders in connection with the special meeting, to be timely notice by the stockholder must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of  (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. The inclusion of any stockholder proposal in the proxy materials for the 2019 annual meeting will be subject to the applicable rules of the SEC and the Company’s amended and restated bylaws.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 1510 West Loop South, Houston, Texas 77027, 713-850-1010, Attn: Secretary.
WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Trust Amendment by contacting us at the following address, telephone number or facsimile number:
Landcadia Holdings, Inc.
1510 West Loop South
Houston, Texas 77027
Tel: 713-850-1010

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: LCA.info@morrowsodali.com
In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than May 23, 2018.

ANNEX A
PROPOSED AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LANDCADIA HOLDINGS, INC.

Pursuant to Section 245 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of LANDCADIA HOLDINGS, INC. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is Landcadia Holdings, Inc.

2.
The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on November 19, 2008 and was amended and restated on September 15, 2015 and further amended on October 1, 2015 (the “Original Certificate”).

3.
The second amended and restated certificate of incorporation, which restated and further amended the provisions of the Original Certificate, was filed with the Secretary of State of the State of Delaware on May 25, 2016 (the “Amended and Restated Certificate”).

4.
This Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

5.
This Amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware (the “GCL”).

6.
The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on April 28, 2016, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of  (i) the completion of the initial Business Combination, (ii) the redemption of any Offering Shares (as defined below) as described in Section 9.7 and (iii) the redemption of 100% of the Offering Shares if the Corporation is unable to complete its initial Business Combination by December 14, 2018. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Fertitta Entertainment, Inc. or Leucadia National Corporation (collectively, the “Sponsors”)) are referred to herein as “Public Stockholders.”
7.
The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

“(d) In the event that the Corporation has not consummated a Business Combination by December 14, 2018, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter
A-1

subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”
8.
The text of Section 9.7 is hereby amended and restated to read in full as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated a Business Combination by December 14, 2018, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.”
IN WITNESS WHEREOF, I have signed this Amendment this    day of            , 2018.

Name:
Title:
A-2

ANNEX B
FORM OF AMENDMENT NO. 1 TO
INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of            , 2018, by and between Landcadia Holdings, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).
WHEREAS, on June 1, 2016, the Company consummated an initial public offering (the “Offering”) of units of the Company’s equity securities, each such unit comprised of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one warrant, each warrant entitling the holder thereof to purchase one-half of one share of Class A Common Stock;
WHEREAS, the Company entered into an Underwriting Agreement with Deutsche Bank Securities Inc. and Jefferies LLC as representatives of the several underwriters named therein (the “Underwriting Agreement”);
WHEREAS, $250,000,000 of the gross proceeds of the Offering and sale of the Sponsor Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Company’s Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of May 25, 2016, by and between the Company and the Trustee (the “Original Agreement”);
WHEREAS, the Company has sought the approval of its Public Stockholders at a meeting of its stockholders to: (i) extend the date before which the Company must complete a business combination from June 1, 2018 to December 14, 2018 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed a business combination from June 1, 2018 to December 14, 2018 (the “Trust Amendment”);
WHEREAS, holders of at least sixty-five percent (65%) of the Company’s outstanding shares of common stock approved the Extension Amendment and the Trust Amendment; and
WHEREAS, the parties desire to amend and restate the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Amendment of Trust Agreement.   Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:
“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer or a Co-Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) December 14, 2018, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account (less taxes payable and up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;

provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by December 14, 2018, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”
2. Miscellaneous Provisions.
2.1. Successors.   All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.
2.2. Severability.   This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
2.3. Applicable Law.   The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.
2.4. Counterparts.   This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
2.5. Effect of Headings.   The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.
2.6. Entire Agreement.   The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
Continental Stock Transfer & Trust Company, as Trustee
By:

Name:
Title:
Landcadia Holdings, Inc.
By:

Name:
Title:

ANNEX C
LANDCADIA HOLDINGS, INC.
AUDIT COMMITTEE CHARTER
1.
STATUS

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Landcadia Holdings, Inc. (the “Company”).
2.
PURPOSE

The Committee is appointed by the Board for the primary purposes of:
•
Performing the Board’s oversight responsibilities as they relate to the Company’s accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, including, among other things:

•
the quality and integrity of the Company’s financial statements;

•
the Company’s compliance with legal and regulatory requirements as well as compliance with all documents filed by the Company with the Securities and Exchange Commission (the “SEC”); and

•
review of the independent auditors’ qualifications and independence; and

•
the performance of the Company’s internal audit function and the Company’s independent auditors;

•
Maintaining, through regularly scheduled meetings, a line of communication between the Board and the Company’s financial management, internal auditors and independent auditors;

•
Preparing the report to be included in the Company’s annual proxy statement, as required by the SEC rules; and

•
In the event any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise cause compliance.

3.
COMPOSITION AND QUALIFICATIONS

The Committee shall be appointed by the Board and shall, within one year of the listing of the Company’s securities, be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Act”), the Nasdaq Stock Market LLC and all other applicable laws.
Each member of the Committee shall be financially literate and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board in its business judgment. In addition, at least one member of the Committee shall be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.
4.
RESPONSIBILITIES

The Committee will:
1. Review and discuss the annual audited financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”) with management and the independent auditors. In connection with such review, the Committee will:
•
Discuss with the independent auditors the matters required to be discussed by Auditing Standard No. 16 “Communications with Audit Committees” issued by the Public Company Accounting

Oversight Board (“PCAOB”) (as may be modified or supplemented) and the matters in the written disclosures required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence;
•
Review significant changes in accounting or auditing policies;

•
Review with the independent auditors any problems or difficulties encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and management’s response to such problems or difficulties;

•
Review with the independent auditors, management and the senior internal auditing executive the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls;

•
Review reports required to be submitted by the independent auditor concerning: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors; and (c) any other material written communications with management;

•
Review (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements and the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•
Discuss policies and procedures concerning earnings press releases and review the type and presentation of information to be included in earnings press releases (paying particular attention to any use of  “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

2. Recommend to the Board that the audited financial statements and MD&A be included in the Company’s annual report on Form 10-K.
3. Review and discuss the quarterly financial statements and the Company’s disclosures provided in periodic quarterly reports including MD&A with management, the senior internal auditing executive and the independent auditor.
4. Oversee the external audit coverage. The Company’s independent auditors are ultimately accountable to the Committee, which has the direct authority and responsibility to appoint, retain, compensate, terminate, select, evaluate and, where appropriate, replace the independent auditors. In connection with its oversight of the external audit coverage, the Committee will:
•
Have authority to appoint and replace (subject to stockholder approval, if deemed advisable by the Board) the independent auditors;

•
Have authority to approve the engagement letter and the fees to be paid to the independent auditors;

•
Pre-approve all audit and permitted non-audit services to be performed by the independent auditors and the related fees and terms for such services other than prohibited non-auditing services as promulgated under rules and regulations of the SEC (subject to the inadvertent de minimus exceptions set forth in the Act and the SEC rules);

•
Monitor and obtain confirmation and assurance as to the independent auditors’ independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the independent auditors and the

Company. The Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking appropriate action in response to the independent auditors’ report to satisfy itself of their independence;
•
At least annually, obtain and review a report by the independent auditors describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

•
Review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors’ continued independence;

•
Meet with the independent auditors prior to the annual audit to discuss planning and staffing of the audit;

•
Review and evaluate the performance of the independent auditors, as the basis for a decision to reappoint or replace the independent auditors;

•
Set clear hiring policies for employees or former employees of the independent auditors, including but not limited to, as required by all applicable laws and listing rules; and

•
Assure regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by the Act, and consider whether rotation of the independent auditor is required to ensure independence.

5. Oversee internal audit coverage. In connection with its oversight responsibilities, the Committee will:
•
Review the appointment or replacement of the senior internal auditing executive;

•
Review, in consultation with management, the independent auditors and the senior internal auditing executive, the plan and scope of internal audit activities;

•
Review internal audit activities, budget and staffing; and

•
Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

6. Review with the independent auditors and the senior internal auditing executive the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls.
7. Resolve any differences in financial reporting between management and the independent auditors.
8. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
9. Discuss policies and guidelines to govern the process by which risk assessment and risk management is undertaken.
10. Meet periodically with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled.
11. Meet periodically (not less than annually) in separate executive session with each of the chief financial officer, the senior internal auditing executive, and the independent auditors.
12. Review and approve all “related party transactions” requiring disclosure under Item 404 of Regulation S-K.
13. Review periodically with the Company’s management, independent auditors, and legal advisors, as appropriate (i) legal, regulatory and compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports which raise material issues on the financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authority, and (ii) corporate compliance policies or codes of conduct.
14. Have the authority, in the Committee’s sole discretion, to retain and obtain the advice and assistance of independent outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter.
15. Report regularly to the Board with respect to Committee activities.
16. Prepare the report of the Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting.
17. Review and reassess annually the adequacy of this Charter and recommend any proposed changes to the Board.
18. Monitor compliance, on a regularly scheduled basis, with the terms of the Company’s initial public offering (the “Offering”) and, if any noncompliance is identified, promptly take all action necessary to rectify such noncompliance or otherwise cause the Company to come into compliance with the terms of the Offering.
19. Inquire and discuss with management the Company’s compliance with applicable laws and regulations.
20. Determine the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.
21. Review and approve, on a quarterly basis, all payments made to the Company’s existing holders, sponsor, executive officers or directors and their and the Company’s respective affiliates.
5.
PROCEDURES

1. Action.
A majority of the members of the entire Committee shall constitute a quorum. The Committee shall act on the affirmative vote a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. However, the Committee may delegate to one or more of its members the authority to grant pre-approvals of audit and permitted non-audit services, provided the decision is reported to the full Committee at its next scheduled meeting.
2. Fees.
The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation: (a) to outside legal accounting or other advisors employed by the Committee; and (b) for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
3. Limitations.
While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent auditors.

ANNEX D
LANDCADIA HOLDINGS, INC.
CHARTER OF
THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
I.
PURPOSES OF THE COMMITTEE

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Landcadia Holdings, Inc. (the “Company”) shall be to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans relating to the compensation of the Company’s chief executive officer (the “CEO”) and other executive officers, and its incentive-compensation and equity-based plans; to review and discuss with management the Company’s compensation discussion and analysis (“CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”); to prepare the Compensation Committee Report as required by the rules of the SEC; and to perform such further functions as may be consistent with this Charter or assigned by applicable law, the Company’s charter or bylaws or the Board.
II.
COMPOSITION OF THE COMMITTEE

The Committee shall consist of three or more directors (including a chairperson) as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the Nasdaq Stock Market LLC (“Nasdaq”), and any additional requirements that the Board deems appropriate. In determining whether a director is eligible to serve on the Committee, the Board shall affirmatively determine that the director is independent under the rules and regulations of the SEC and Nasdaq, considering all factors specifically relevant to determining whether a director has any relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a Committee member, including but not limited to the source of the director’s compensation and the director’s affiliation with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). In the event the Committee has directors who are not outside directors and/or non-employee directors, the members of the Committee who are outside directors and non-employee directors shall constitute a subcommittee with authority to act on behalf of the Committee with respect to matters falling within the ambit of Section 162(m) of the Code and/or Rule 16b-3.
The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.
Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.
III.
MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less than twice annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary, provided, that the Chief Executive Officer of the Company may not be present during any portion of a Committee meeting in which deliberation or any vote regarding his or her compensation occurs.
A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.
IV.
DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In addition to such other duties as may be assigned by law, the Board or the Company’s charter or bylaws, the Committee shall be responsible for executive compensation and general compensation and employee benefit plans (as described below).
A. Executive Compensation
The Committee shall have the following duties and responsibilities with respect to the Company’s executive compensation plans:
(a) To review at least annually the goals and objectives of the Company’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.
(b) To review at least annually the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans.
(c) To evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level, including salary, bonus, incentive and equity compensation, based on this evaluation. The Chief Executive Officer may not be present during the Committee’s voting or deliberations. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider factors as it determines relevant, which may include, for example, the Company’s performance and relative stockholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Company in past years. The Committee may discuss the Chief Executive Officer’s compensation with the Board if it chooses to do so.
(d) To evaluate annually the performance of the other executive officers of the Company in light of the goals and objectives of the Company’s executive compensation plans, and either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the compensation, including salary, bonus, incentive and equity compensation, of such other executive officers. To the extent that long-term incentive compensation is a component of such executive officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Chief Executive Officer.
(e) To evaluate annually the appropriate level of compensation for Board and Committee service by non-employee directors.
(f) To review and approve any employment agreements, change-in-control provisions, severance or termination arrangements to be made with any executive officer of the Company.
(g) To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any executive compensation plan.
(h) To review and approve any special perquisites, cash payments and/or other compensation and personal benefits to the Company’s executive officers and directors and recommend any changes to the Board.
(i) To consider the results of the most recent shareholder advisory vote on executive compensation as required by Section 14A of the Exchange Act and, to the extent the Committee determines it appropriate to do so, take such results into consideration in connection with the review and approval of compensation policies and executive officer compensation.

(j) To review and discuss with management the Company’s CD&A, and based on that review and discussion, to recommend to the Board that the CD&A be included in the Company’s annual proxy statement or annual report on Form 10-K.
(k) To review compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.
(l) To the extent it deems necessary, review and approve the terms of any compensation “clawback” or similar policy or agreement between the Company and the Company’s executive officers or other employees subject to Section 16 of the Exchange Act.
(m) To prepare the annual Compensation Committee Report in accordance with the rules and regulations of the SEC for inclusion in the Company’s annual proxy statement or annual report on Form 10-K.
Notwithstanding anything to the contrary in the foregoing, the Committee shall have sole discretion and authority with respect to any action regarding compensation payable to the Chief Executive Officer or other executive officers of the Company that the Committee intends to constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.
B. General Compensation and Employee Benefit Plans
The Committee shall have the following duties and responsibilities with respect to the Company’s general compensation and employee benefit plans, including incentive-compensation and equity-based plans:
(a) To review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.
(b) To review at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.
(c) To review all equity-compensation plans to be submitted for stockholder approval under the Nasdaq listing standards, and to review and, in the Committee’s sole discretion, approve all equity-compensation plans that are exempt from such stockholder approval requirement.
(d) To implement and administer the Company’s incentive compensation equity-based remuneration plans, if any.
(e) To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.
V.
ROLE OF CHIEF EXECUTIVE OFFICER

The Chief Executive Officer may make, and the Committee may consider, recommendations to the Committee regarding the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, its incentive-compensation and equity-based plans with respect to executive officers other than the Chief Executive Officer and the Company’s director compensation arrangements.

VI.
DELEGATION OF AUTHORITY

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.
VII.
EVALUATION OF THE COMMITTEE

The Committee shall, no less frequently than annually, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.
The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.
VIII.
INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Company. The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration the following:
(a)
The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

(b)
The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(c)
The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest:

(d)
Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

(e)
Any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

(f)
Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

The Committee shall conduct the independence assessment with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than: (i) in-house legal counsel and (ii) any compensation consultant, legal counsel or other adviser whose role is limited to the following activities for which no disclosure would be required under Item 407(e)(3)(iii) of Regulation S-K: consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice.

Nothing herein requires a compensation consultant, legal counsel or other compensation adviser to be independent, only that the Committee consider the enumerated independence factors before selecting or receiving advice from a compensation consultant, legal counsel or other compensation adviser. The Committee may select or receive advice from any compensation consultant, legal counsel or other compensation adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.
Nothing herein shall be construed: (1) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (2) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.
* * *
While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

FOR THE SPECIAL MEETING IN LIEU OF THE 2018 ANNUAL MEETING OF STOCKHOLDERS OF LANDCADIA HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard H. Liem and Steven L. Scheinthal (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of Common Stock of Landcadia Holdings, Inc. (the “Company” or “LCA”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting in lieu of the 2018 annual meeting of stockholders of the Company to be held on May 30, 2018 at 10:00 a.m. Local Time at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments and/or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4 AND 5. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) P R O X Y Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in lieu of the 2018 Annual Meeting of Stockholders to be held on May 30, 2018. This notice of Special Meeting in lieu of the 2018 Annual Meeting, the accompanying Proxy Statement and the Company’s Annual Report are available at: http://www.cstproxy.com/landcadiaholdings/sm2018

Please mark vote as indicated in this example X LANDCADIA HOLDINGS, INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (1) The Extension Proposal – To amend the Company’s second amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from June 1, 2018 to December 14, 2018. (2) The Trust Agreement Proposal – To amend the Investment Management Trust Agreement, made effective as of May 25, 2016, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed a business combination from June 1, 2018 to December 14, 2018; (3) The Election of Directors – To elect Mark Kelly and G. Michael Stevens to serve as the Class I directors on the Company’s Board of Directors until the 2021 annual meeting of stockholders or until his successor is elected and qualified; (4) The Auditor Proposal – To ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and (5) The Adjournment Proposal – To approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposals 1 and 2. Dated: , 2018 Signature (Signature if held Jointly) When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of Proposals 1, 2, 3, 4 and 5. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion. FOR ALL WITHHOLD ALL FOR ALL EXCEPT